Transwestern Institutional Short Duration
Government Bond Fund

SYMBOL: TWSGX

(a series of Northern Lights Fund Trust)

Supplement dated May 21, 2025 to

the Prospectus and Statement of Information dated April 30, 2025

Effective May 21, 2025, the first four paragraphs of the sections entitled “Principal Investments Strategies” on page 2 of the Fund’s summary prospectus and page 5 of the Fund’s statutory prospectus are hereby revised as follows:

The Fund limits its investments and strategy so as to qualify for investment by state and nationally chartered banks, federal savings institutions, and federal credit unions under current applicable federal regulations.

The Fund invests 100% of its assets in liquid, high-quality fixed and variable rate U.S. Government bonds, cash and cash equivalents. Under current federal banking regulations, these U.S. Government bonds would receive a risk weighting of 0% to 20% for the purpose of calculating risk-based capital requirements. The Fund intends that a bank’s investment in the Fund would receive a 20% risk weighting for the purposes of this calculation under current and announced FDIC rules.

The Fund defines U.S. Government bonds as (i) United States Treasury bills, notes, and bonds, (ii) obligations of Government Sponsored Entities (“GSEs”) such as the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Bank System (“FHLB”) and (iii) mortgage-backed securities (“MBS”) and collateralized mortgage obligations (“CMOs”) that are issued by and backed by mortgage collateral guaranteed by one or more of the aforementioned GSEs.

In no event will the Fund purchase “whole loans,” “whole loan CMOs,” or non-GSE guaranteed corporate bonds or instruments.

This Supplement and the existing Prospectus dated April 30, 2025, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated April 30, 2025, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-855-881-2380.